JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(All Share Classes)

(each, a series of JPMorgan Trust I)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 23, 2018 to the Summary Prospectuses, Prospectus

and Statement of Additional Information dated November 1, 2017, as supplemented

Investment in J.P. Morgan ETFs. Currently, the Funds may invest in J.P. Morgan Mutual Funds in the same group of investment companies as well as mutual funds, closed end funds and exchange traded funds (“ETFs”) that are managed by unaffiliated investment advisers (“unaffiliated funds”). Effective November 1, 2018 (the “Effective Date”), each Fund and its Cayman Subsidiary (the “Subsidiary”) may also invest in J.P. Morgan ETFs (together with the J.P. Morgan Mutual Funds, “J.P. Morgan Funds”). J.P. Morgan ETFs include ETFs that are managed by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) or its affiliates that in the same group of investment companies as the Funds. On the Effective Date, a new prospectus (the “New Prospectus”) will replace the existing prospectus for Funds (the “Existing Prospectus”). You should refer to the New Prospectus for the Funds, when available. Please note that the New Prospectus reflecting the changes for the Funds are not yet effective and that the information in this supplement is not complete and may be changed at any time prior to the Effective Date.

Changes to the Funds’ Main Investment Strategies: On the Effective Date, the Funds’ main investment strategy will be updated to reflect that each Fund and its Subsidiary may also invest in J.P. Morgan ETFs.

Changes to the Funds’ Main Investment Risks: On the Effective Date, the “Risk/Return Summary — The Fund’s Main Investment Risks — Investments in Mutual Funds Risk” and “Risk/Return Summary — The Fund’s Main Investment Risks — ETF and Investment Company Risk” sections for each Fund’s are hereby deleted and replaced with the following:

Investments in Mutual Funds and ETFs Risk. The Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. Shareholders will indirectly bear the expenses incurred by the underlying funds. In addition, the Adviser’s authority to allocate investments among J.P. Morgan Funds and unaffiliated ETFs creates conflicts of interest. For example, investing in J.P. Morgan Funds could cause the Fund to incur higher fees and could cause the Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs and closed-end investment companies may trade at a price below their net asset value (also known as a discount).

Additional Changes to the Prospectus and Statement of Additional Information:

On the Effective Date, additional disclosure will be added to the Prospectus and Statement of Additional Information to reflect that the Funds may invest in J.P. Morgan ETFs. Additionally, the “More About the Funds — Main Risks — Investments in Mutual Funds Risk” and “More About the Funds — Main Risks — ETF and Investment Company Risk” sections are hereby deleted and replaced with the following:

Investments in Mutual Funds and ETFs Risk. Each Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. A Fund’s net asset value will change with changes in the international equity and fixed income markets and the value of the mutual funds in which it invests. In addition, a Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Funds’ Adviser or its affiliates provide services to and receive fees from the J.P. Morgan Funds, investments by a Fund in J.P. Morgan Funds benefit the Adviser and/or its affiliates. In addition, a Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest because a situation could occur where an action for the Fund could be adverse to the interest of an underlying fund or vice versa. In addition, the

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Adviser’s authority to allocate investments among J.P. Morgan Funds and unaffiliated ETFs creates conflicts of interest. For example, investing in J.P. Morgan Funds could cause the Fund to incur higher fees and will cause the Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds. If a Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR

FUTURE REFERENCE